UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE  SECURITIES  EXCHANGE  ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)     March  4,  2005
                                                       -------------------------

                                FTS GROUP, INC.
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             (Exact name of registrant as specified in its charter)

             NEVADA                      0-24829                 84-1416864
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   (State  or  other  jurisdiction    (Commission              (IRS  Employer
         of  incorporation)            File  Number)        Identification  No.)

       7610  West  Hillsborough  Ave.,  Tampa,  Florida                33615
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          (Address of principal executive offices)                   (Zip Code)

Registrant's  telephone  number,  including  area  code       813-600-3600
                                                        ------------------------

             1049c Oxford Valley Rd., Levittown, Pennsylvania 19057
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written  communications pursuant to Rule 425 under the Securities Act (17
CFR  230.425)

[   ]  Soliciting  material  pursuant  to Rule 14a-12 under the Exchange Act (17
CFR  240.14a-12)

[   ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under the
Exchange  Act  (17  CFR  240.14d-2(b))

[   ]  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under the
Exchange  Act  (17  CFR  240.13e-4(c))
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ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

On March 4, 2005, we closed a private placement in which we issued 14,493,750 shares of common stock and associated warrants for gross proceeds of $1,159,500. We agreed to file a Registration Statement with the SEC to register the resale of the shares of our common stock and the shares that may be issued if the investors exercise the warrants. The A warrants allow investors to purchase 14,493,750 shares of our common stock at an exercise price of $0.12, subject to adjustment, and the A warrants expire in March 2008. The B warrants allow investors to purchase 14,493,750 shares of our common stock at an exercise price of $0.08, subject to adjustment, and the B warrants expire 180 days after a Registration Statement is declared effective by the Securities and Exchange Commission.

The common stock and associated warrants were issued without registration under the Securities Act of 1933, as amended, pursuant to the exemption provided by
Section  4(2)  of  the  Securities  Act  and  the  regulations  thereunder.

The terms and conditions of the warrants and the private placement are contained in the exhibits attached hereto. The foregoing description of the terms and conditions of the warrants and the private placement are qualified in their entirety by, and made subject to, the more complete information set forth in those exhibits.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits:

4.1     Form  of  A  Warrant

4.2     Form  of  B  Warrant

10.1    Form  of  Subscription  Agreement

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                         FTS GROUP, INC.
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                                                          (Registrant)

Date        March  24,  2005
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                                                         /s/  Scott  Gallagher
                                            ------------------------------------
                                                             (Signature)
                                            Print  Name:  Scott  Gallagher
                                            Title:  Chief  Executive  Officer